                                                                 Exhibit (g)(xv)


                     RULE 17f-5 AND 17f-7 SERVICES AGREEMENT

     This Agreement is made, as of May 22, 2002, separately by and between each of Schwab Capital Trust, Schwab Investments, The Charles Schwab Family of Funds and Schwab Annuity Portfolios (each a "Fund") and PFPC Trust Company ("PFPC ").

     WHEREAS each Fund has retained PFPC to provide custody services to certain of its investment portfolios (each a "Portfolio") pursuant to a Custodian Services Agreement dated May 22, 2002.

     WHEREAS each Portfolio may from time to time determine to invest and maintain some of its assets outside of the United States.

     WHEREAS, subject to and in accordance with the provisions set forth in this Agreement, each Fund wishes to appoint PFPC to serve as Foreign Custody Manager under Securities and Exchange Commission Rule 17f-5 ("Rule 17f-5") under the Investment Company Act of 1940 ("1940 Act") and to provide risk analysis and monitoring required under sub-sections (a)(1)(i)(A) and (B) of Securities and Exchange Commission Rule 17f-7 ("Rule 17f-7") under the 1940 Act.

     WHEREAS, subject to and in accordance with the provisions set forth in this Agreement, PFPC wishes to serve as Foreign Custody Manager under Rule 17f-5 and provide risk analysis and monitoring required under sub-sections (a)(1)(i)(A) and (B) of Rule 17f-7.

     NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, each Fund and PFPC hereby agree as follows:

     A. Foreign Custody Manager. With respect to "Foreign Assets" (as defined below) in the jurisdictions listed on Schedule A hereto (as the same may be changed by PFPC from time to time), PFPC will perform the duties of a "Foreign Custody Manager" as set forth in Rule 17f-5, subject to and in accordance with the provisions set out in this Agreement. In consideration of PFPC's agreement to so perform, each Fund agrees to the provisions set forth in Paragraphs A and C-L of this Agreement.

         1. PFPC shall select, place and maintain "Foreign Assets" (as that term is defined in Rule 17f-5(a)(2)) with an "Eligible Foreign Custodian" (as that term is defined in Rule 17f-5(a)(1)), provided that PFPC shall have determined that the Foreign Assets will be subject to reasonable care, based on the standards applicable to custodians in the relevant market, after having considered all factors relevant to the safekeeping of such Foreign Assets, including, without limitation, those factors set forth in Rule 17f-5(c)(1)(i)-(iv).

         2. PFPC will assure that each foreign custody arrangement with an Eligible Foreign Custodian be governed by a written contract that PFPC has determined provides for the reasonable care of Foreign Assets based on the standards specified in Rule 17f-5(c)(1). Each such contract shall include, without limitation, all of the provisions specified in Rule 17f-5(c)(2)(i)(A)-(F). Alternatively, each such contract may contain, in lieu of any or all of the provisions specified in Rule 17f-5(c)(2)(i)(A)-(F), such other provisions that PFPC reasonably determines will provide, in their entirety, the same or a greater level of care and protection for a Fund's investments as the specified provisions, in their entirety.

         3. PFPC will establish and maintain a system for the regular monitoring of the appropriateness of both maintaining the Foreign Assets with each Eligible Foreign Custodian and the custody contractual arrangements with such Eligible Foreign Custodians, it being understood, however, that in the event that PFPC shall have determined that the existing Eligible Foreign Custodian in a given country no longer affords reasonable care to Foreign Assets and that no other Eligible Foreign Custodian in that country would afford reasonable care, PFPC shall promptly so advise the applicable Fund and shall then act in accordance with authorized instructions with respect to the disposition of the affected Foreign Assets.

         4. PFPC shall provide to each Fund's Board of Trustees written reports notifying the Board of the placement of the Fund's Foreign Assets with a particular Eligible Foreign Custodian and of any material change in the Fund's foreign custody arrangements, with the reports to be provided to the Board at such times as the Board may deem reasonable and appropriate based on the circumstances of the Fund's arrangements. Any report provided by PFPC pursuant to this Sub-Paragraph A.4 may be in electronic form.

         5. For purposes of clarity, it is understood and agreed that PFPC shall not be responsible for any Foreign Custody Manager duties, including but not limited to those described in Sub-Paragraphs A.1-4 above, with respect to any securities depository.

         6. In performing its duties under this Agreement, PFPC shall not supervise, recommend or advise a Fund relative to the investment, purchase, sale, retention or disposition of any Foreign Asset in any country, including with respect to prevailing country risks. PFPC agrees to provide such information in its possession as is specified in Schedule B hereto, as such Schedule B may be amended from time to time between PFPC and a particular Fund. In gathering such information, PFPC shall be subject to the standard of care set forth in Paragraph D hereof, but shall not be deemed to warrant the specific accuracy of such information. PFPC agrees to promptly notify a Fund at any time that PFPC becomes aware of a material change to the information provided pursuant to Schedule B, or if PFPC learns that any information previously provided is incomplete or inaccurate. Each Fund hereby acknowledges that such information is solely designed to inform the Fund of market conditions and procedures and is not intended as a recommendation to invest or not invest in particular markets.

         7. Notwithstanding the provisions of any arrangements between any Fund and PFPC or otherwise, but subject to Sub-Paragraphs A.1-3 above, each Fund hereby agrees that its Foreign Assets may be maintained with any Eligible Foreign Custodian.

     B. Securities Depositories. PFPC will provide to the Funds the risk analysis and monitoring required under sub-sections (a)(1)(i)(A) and (B) of Rule 17f-7 subject to and in accordance with the provisions set out in this Agreement. In consideration of the provision of such risk analysis and monitoring each Fund agrees to the provisions set forth in Paragraphs B through L of this Agreement.

         1. (a) As contemplated by Rule 17f-7, PFPC will provide a written analysis (which may be in electronic form) to each Fund and its investment adviser of the custody risks associated with maintaining the Fund's "Foreign Assets" (as that term is defined in Rule 17f-5(a)(2) under the 1940 Act) with each "Eligible Securities Depository" (as that term is defined in Rule 17f-7(b)(1)) listed on Schedule C hereto (as the same may be changed by PFPC from time to time) and at which any Foreign Assets of the Fund are held or are expected to be held. PFPC shall monitor the custody risks associated with maintaining each applicable Fund's Foreign Assets at each such Eligible Securities Depository on a continuing basis and shall promptly notify each applicable Fund or its investment adviser in writing (which may be in electronic form) of any material change in such risks.

                  (b) Based on the information available to it in the exercise of diligence, PFPC shall determine the eligibility under Rule 17f-7(b)(1) of each depository listed on Schedule C hereto (as the same may be changed by PFPC from time to time) and shall promptly advise each Fund or its investment adviser in writing (which may be in electronic form) if any such depository ceases to meet the definition of an Eligible Securities Depository (as that term is defined in Rule 17f-7(b)(1)).

         2. Each Fund acknowledges that it may maintain Foreign Assets only at the depositories listed on Schedule C hereto (as the same may be changed by PFPC from time to time). Each Fund agrees and acknowledges that its Foreign Assets may be held at any of the depositories listed on Schedule C hereto; provided that if any Fund provides written notice to PFPC specifically stating that a particular depository is not acceptable to it, then such Fund will not be deemed to have agreed and acknowledged that its Foreign Assets may be held by that particular depository.

         3. Notwithstanding the provisions of any arrangements between any Fund and PFPC or otherwise, each Fund hereby agrees that its Foreign Assets may be maintained with any Eligible Securities Depository listed on Schedule C hereto (provided that if any Fund provides written notice to PFPC specifically stating that a particular depository is not acceptable to it, then such Fund will not be deemed to have agreed that its Foreign Assets may be maintained by that particular depository). PFPC will not be deemed to have chosen any such Eligible Securities Depositories.

     C. Third Parties. Each Fund acknowledges that PFPC (at its own expense) may utilize a third party to carry out PFPC's activities set forth herein, provided however, that the appointment or use of a third party will not relieve PFPC of its obligations and responsibilities to a Fund under this Agreement, and PFPC will be responsible and liable to a Fund for the acts or omissions of such third party to the same extent that PFPC would be responsible and liable to the Fund if such acts or omissions were PFPC's own in providing the services set forth in this Agreement to such Fund (provided that in no event will PFPC be liable to a Fund for any indirect, special or consequential losses or damages (regardless of whether PFPC or such third party was aware of the possibility thereof)).

     D. Responsibility and Indemnification. In providing services pursuant to this Agreement, PFPC shall exercise reasonable care, prudence and diligence (such as a person having responsibility for the safekeeping of Foreign Assets would exercise). PFPC will indemnify a Fund with respect to the services set forth in this Agreement for the losses, liabilities and expenses suffered by the Fund as a result of PFPC's (a) failure to exercise such reasonable care, prudence and diligence (such as a person having responsibility for the safekeeping of Foreign Assets would exercise), and (b) willful misfeasance, bad faith, negligence or reckless disregard in carrying out its duties and obligations under this Agreement, provided that in no event will PFPC be liable to a Fund for any indirect, special or consequential losses or damages (regardless of whether PFPC was aware of the possibility thereof). Each Fund will indemnify PFPC for losses, liabilities and expenses suffered by PFPC with respect to the matters set forth in this Agreement, except that a Fund will not indemnify PFPC for such losses, liabilities and expenses arising out of PFPC's
(a) failure to exercise reasonable care, prudence and diligence (such as a person having responsibility for the safekeeping of Foreign Assets would exercise) in providing services to such Fund under this Agreement, or (b) willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations in providing services to such Fund under this

Agreement, provided that in no event will the Fund be liable for any indirect, special or consequential losses or damages (regardless of whether the Fund was aware of the possibility thereof).

     E. Compensation. The fees for services rendered by PFPC under this Agreement with respect to a particular Fund are included in the separate custodian services fee letter between the Fund and PFPC in effect on the date hereof, or as the same may be amended from time to time.

     F. Integration. This Agreement shall supercede and replace each of the Amendments to the respective Custodian Services Agreements between PFPC and the Funds dated as of July 2, 2001 relating to PFPC's duties as Foreign Custody Manager under Rule 17f-5 and relating to PFPC's duties to provide risk analysis and monitoring required under sub-sections (a)(1)(i)(A) and (B) of Rule 17f-7.

     G. Choice of Law. This Agreement and the provisions hereof shall be construed in accordance with the laws of the State of New York, without regard to its conflict of laws principles. This Agreement may be executed in counterparts, all of which when taken together shall constitute one contract. Delivery of an executed counterpart of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement. Each party hereto represents that it has taken all requisite action (corporate or otherwise) to authorize the execution and delivery of this Agreement. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     H. Declarations of Trust. The respective names Schwab Capital Trust, Schwab Investments, The Charles Schwab Family of Funds and Schwab Annuity Portfolios refers to each of such respective Funds and its Trustees, as Trustees but not individually or personally, acting under their respective Declarations of Trust dated May 6, 1993, October 26, 1990, May 9, 1995 and January 21, 1994. The obligations of any one of the aforementioned Funds entered into in the name of or on behalf of a Portfolio of such Fund by any of the Trustees, representatives or agents of such Fund are made not individually, but in such capacities. Such obligations are not binding upon any of the Trustees, shareholders or representatives of such Fund personally, but bind only the assets of such Fund belonging to such Portfolio for the enforcement of any claims against such Fund.

     I. Independent Transactions. Transactions entered into by one or more Portfolios of the Funds are considered independent transactions and shall in no way affect transactions entered into by any other Portfolio(s). Any amount owed by the Funds with respect to any obligation arising out of the Agreement, as amended, shall be paid only out of the assets and property of the particular Portfolio(s) that entered into such transaction.

     J. Each Fund represents that the Foreign Assets which are the subject matter of this Agreement are subject to the 1940 Act. PFPC represents that it is a U.S. Bank as defined in Rule 17f-5.

       K. This Agreement may be terminated with respect to a particular Fund by either such Fund or PFPC upon 60 days written notice to the other party.

     L. PFPC is entering into this Agreement with each of the Funds separately, and any duty, obligation or liability owed or incurred by PFPC with respect to a particular Fund shall be owed or incurred solely with respect to that Fund, and shall not in any way create any duty, obligation or liability with respect to any other

Fund. This Agreement shall be interpreted to carry out the intent of the parties hereto that PFPC is entering into a separate arrangement with each separate Fund.

IN WITNESS WHEREOF, each of the respective parties hereto have caused this Agreement to be executed on the day and year first above written.

PFPC TRUST COMPANY

/s/ David E. Fritz
------------------------------------
By: David E. Fritz
Title: Vice President

SCHWAB CAPITAL TRUST

/s/ Tai-Chin Tung
------------------------------------
By: Tai-Chin Tung
Title: Treasurer and Principal Financial Officer

SCHWAB INVESTMENTS

/s/ Tai-Chin Tung
------------------------------------
By: Tai-Chin Tung
Title: Treasurer and Principal Financial Officer

THE CHARLES SCHWAB FAMILY OF FUNDS

/s/ Tai-Chin Tung
------------------------------------
By: Tai-Chin Tung
Title: Treasurer and Principal Financial Officer

SCHWAB ANNUITY PORTFOLIOS

/s/ Tai-Chin Tung
------------------------------------
By: Tai-Chin Tung
Title: Treasurer and Principal Financial Officer

SCHEDULE A

                      FOREIGN CUSTODY MANAGER JURISDICTIONS

 COUNTRY                  SUB-CUSTODIAN                          CORRESPONDENT BANK
 -------                  -------------                          ------------------
ARGENTINA           JPMorgan Chase Bank              JPMorgan Chase Bank
                    Arenales 707, 5th Floor          Buenos Aires
                    1061 Buenos Aires
                    ARGENTINA

AUSTRALIA           JPMorgan Chase Bank              Australia and New Zealand Banking Group Ltd.
                    Level 37                         Melbourne
                    AAP Center
                    259, George Street
                    Sydney NSW 2000
                    AUSTRALIA

AUSTRIA             Bank Austria AG                  J.P. Morgan AG
                    Julius Tandler Platz - 3         Frankfurt
                    A-1090 Vienna
                    AUSTRIA

BAHRAIN             HSBC Bank Middle East            National Bank of Bahrain
                    PO Box 57                        Manama
                    Manama, 304
                    BAHRAIN

BANGLADESH          Standard Chartered Bank          Standard Chartered Bank
                    18-20 Motijheel C.A.             Dhaka
                    Box 536,
                    Dhaka-1000
                    BANGLADESH

BELGIUM             Fortis Bank N.V.                 J.P. Morgan AG
                    3 Montagne Du Parc               Frankfurt
                    1000 Brussels
                    BELGIUM

BERMUDA             The Bank of Bermuda Limited              The Bank of Bermuda Ltd
                    6 Front Street                           Hamilton
                    Hamilton HMDX
                    BERMUDA

BOTSWANA            Barclays Bank of Botswana Limited        Barclays Bank of Botswana Ltd
                    Barclays House, Khama Crescent           Gaborone
                    Gaborone
                    BOTSWANA

BRAZIL              Citibank, N.A.                           Citibank, N.A..
                    Avenida Paulista, 1111                   Sao Paulo
                    Sao Paulo, SP 01311-920
                    BRAZIL

                    BankBoston, N.A.                         BankBoston, N.A.
                    Rua Libero Badaro, 425-29 andar          Sao Paulo
                    Sao Paulo - SP 01009-000
                    BRAZIL

BULGARIA            ING Bank N.V.                            ING Bank N.V.
                    Sofia Branch                             Sofia
                    12 Emil Bersinski Street
                    Ivan Vazov Region
                    1408 Sofia
                    BULGARIA

CANADA              Canadian Imperial Bank of Commerce       Royal Bank of Canada
                    Commerce Court West                      Toronto
                    Security Level
                    Toronto, Ontario M5L 1G9
                    CANADA

                    Royal Bank of Canada                     Royal Bank of Canada
                    200 Bay Street, Suite 1500               Toronto
                    15th Floor
                    Royal Bank Plaza, North Tower
                    Toronto
                    Ontario M5J 2J5
                    CANADA

CHILE             Citibank, N.A.                                  Citibank, N.A.
                  Avda. Andres Bello 2687                         Santiago
                  3rd and 5th Floors
                  Santiago
                  CHILE

CHINA - SHANGHAI  The Hongkong and Shanghai Banking               Citibank, N.A.
                  Corporation Limited                             New York
                  34/F, Shanghai Senmao International Building
                  101 Yin Cheng East Road
                  Pudong
                  Shanghai 200120
                  THE PEOPLE'S REPUBLIC OF CHINA

CHINA - SHENZHEN  The Hongkong and Shanghai Banking               JPMorgan Chase Bank
                  Corporation Limited                             Hong Kong
                  1st Floor
                  Century Plaza Hotel
                  No.1 Chun Feng Lu
                  Shenzhen
                  THE PEOPLE'S REPUBLIC OF CHINA

COLOMBIA          Cititrust Colombia S.A.                         Cititrust Colombia S.A. Sociedad Fiduciaria
                  Sociedad Fiduciaria                             Santa Fe de Bogota
                  Carrera 9a No 99-02
                  First Floor
                  Santa Fe de Bogota, D.C.
                  COLOMBIA

CROATIA           Privredna banka Zagreb d.d.                     Privredna banka Zagreb d.d.
                  Savska c.28                                     Zagreb
                  10000 Zagreb
                  CROATIA

CYPRUS            The Cyprus Popular Bank Ltd.                    Cyprus Popular Bank
                  154 Limassol Avenue                             Nicosia
                  P.O. Box 22032
                  CY-1598 Nicosia,
                  CYPRUS

CZECH REPUBLIC          Ceskoslovenska obchodni banka, a.s.       Ceskoslovenska obchodni banka, a.s.
                        Na Prikope 14                             Prague
                        115 20 Prague 1
                        CZECH REPUBLIC

DENMARK                 Danske Bank A/S                           Nordea Bank Danmark A/S
                        2-12 Holmens Kanal                        Copenhagen
                        DK 1092 Copenhagen K
                        DENMARK

ECUADOR                 Citibank, N.A.                            Citibank, N.A.
                        Av. Republica de El Salvador y            Quito
                        Naciones Unidas (Esquina)
                        Quito
                        ECUADOR

EGYPT                   Citibank, N.A.                            Citibank, N.A.
                        4 Ahmed Pasha Street                      Cairo
                        Garden City
                        Cairo
                        EGYPT

ESTONIA                 Hansabank                                 Esti Uhispank
                        Liivalaia 8                               Tallinn
                        EE0001 Tallinn
                        ESTONIA

FINLAND                 Nordea Bank Finland Plc                   J.P. Morgan AG
                        2598 Custody Services                     Frankfurt
                        Aleksis Kiven Katu 3-5
                        FIN-00020 MERITA, Helsinki
                        FINLAND

FRANCE                  BNP Paribas Securities Services S.A.      J.P. Morgan AG
                        Ref 256                                   Frankfurt
                        BP 141
                        3, Rue D'Antin
                        75078 Paris
                        Cedex 02
                        FRANCE

                        Societe Generale                                  J.P. Morgan AG
                        50 Boulevard Haussman                             Frankfurt
                        75009 Paris
                        FRANCE

                        Credit Agricole Indosuez                          J.P. Morgan AG
                        96 Blvd. Haussmann                                Frankfurt
                        75008 Paris
                        FRANCE

GERMANY                 Dresdner Bank AG                                  J.P. Morgan AG
                        Juergen-Ponto-Platz 1                             Frankfurt
                        60284 Frankfurt/Main
                        GERMANY

GHANA                   Barclays Bank of Ghana Limited                    Barclays Bank of Ghana Ltd
                        Barclays House, High Street                       Accra
                        Accra
                        GHANA

GREECE                  HSBC Bank plc                                     J.P. Morgan AG
                        Messogion 109-111                                 Frankfurt
                        11526 Athens
                        GREECE

HONG KONG               The Hongkong and Shanghai Banking                 JPMorgan Chase Bank
                        Corporation Limited                               Hong Kong
                        36th Floor, Sun Hung Kai Centre
                        30 Harbour Road
                        Wan Chai
                        HONG KONG

HUNGARY                 Citibank Rt.                                      ING Bank Rt.
                        Szabadsag ter 7-9                                 Budapest
                        H-1051 Budapest V
                        HUNGARY

ICELAND                 Islandsbanki-FBA                                  Islandsbanki-FBA
                        Kirkjusandur 2                                    Reykjavik
                        155 Reykjavik
                        ICELAND

INDIA                   The Hongkong and Shanghai Banking                 The Hongkong and Shanghai Banking
                        Corporation Limited                               Corporation Limited
                        Sudam Kalu Ahire Marg, Worli                      Mumbai
                        Mumbai 400025
                        INDIA

                        Deutsche Bank AG                                  Deutsche Bank AG
                        Kodak House                                       Mumbai
                        222 D.N. Road, Fort
                        Mumbai 400001
                        INDIA

                        Standard Chartered Bank                           Standard Chartered Bank
                        Phoenix Centre, Phoenix Mills Compound            Mumbai
                        Senapati Bapat Marg, Lower Parel
                        Mumbai 400013
                        INDIA

INDONESIA               The Hongkong and Shanghai Banking                 Standard Chartered Bank
                        Corporation Limited                               Jakarta
                        World Trade Center
                        Jl. Jend Sudirman Kav. 29-31
                        Jakarta 10023
                        INDONESIA

                        Standard Chartered Bank                           Standard Chartered Bank
                        Jl. Jend Sudirman Kav. 33-A                       Jakarta
                        Jakarta 10220
                        INDONESIA

IRELAND                 Bank of Ireland                                   J.P. Morgan AG
                        International Financial Services Centre           Frankfurt
                        1 Harbourmaster Place
                        Dublin 1
                        IRELAND

                        Allied Irish Banks, p.l.c.                        J.P. Morgan AG
                        P.O. Box 518                                      Frankfurt
                        International Financial Services Centre
                        Dublin 1
                        IRELAND

ISRAEL                  Bank Leumi le-Israel B.M.                         Bank Leumi Le-Israel B.M.
                        35, Yehuda Halevi Street                          Tel Aviv
                        61000 Tel Aviv
                        ISRAEL

ITALY                   BNP Paribas Securities Services S.A.              J.P. Morgan AG
                        2 Piazza San Fedele                               Frankfurt
                        20121 Milan
                        ITALY

IVORY COAST             Societe Generale de Banques en Cote               Societe Generale
                        d'Ivoire                                          Paris
                        5 et 7, Avenue J. Anoma - 01 B.P. 1355
                        Abidjan 01
                        IVORY COAST

JAMAICA                 CIBC Trust and Merchant Bank                      CIBC Trust and Merchant Bank
                        Jamaica Limited                                   Jamaica Limited
                        23-27 Knutsford Blvd.                             Kingston
                        Kingston 10
                        JAMAICA

JAPAN                   The Fuji Bank, Limited                            JPMorgan Chase Bank
                        6-7 Nihonbashi-Kabutocho                          Tokyo
                        Chuo-Ku
                        Tokyo 103
                        JAPAN

                        The Bank of Tokyo-Mitsubishi, Limited             JPMorgan Chase Bank
                        3-2 Nihombashi Hongkucho 1-chome                  Tokyo
                        Chuo-ku
                        Tokyo 103
                        JAPAN

JORDAN                  Arab Bank Plc                                     Arab Bank Plc
                        P O Box 950544-5                                  Amman
                        Amman
                        Shmeisani
                        JORDAN

KAZAKHSTAN              ABN AMRO Bank Kazakhstan                          ABN AMRO Bank Kazakhstan
                        45, Khadzhi Mukana Street                         Almaty
                        480099 Almaty
                        KAZAKHSTAN

KENYA                   Barclays Bank of Kenya Limited                    Barclays Bank of Kenya Ltd
                        c/o Barclaytrust Investment Services              Nairobi
                        & Limited
                        Mezzanine 3, Barclays Plaza, Loita Street
                        Nairobi
                        KENYA

LATVIA                  Hansabanka                                        Hansabanka
                        Kalku iela 26                                     Riga
                        Riga, LV 1050
                        LATVIA

LEBANON                 HSBC Bank Middle East                             JPMorgan Chase Bank
                        Ras-Beirut Branch                                 New York
                        P.O. Box 11-1380
                        Abdel Aziz
                        Ras-Beirut
                        LEBANON

LITHUANIA               Vilniaus Bankas AB                                Vilniaus Bankas AB
                        12 Gedimino pr.                                   Vilnius
                        LT 2600 Vilnius
                        LITHUANIA

LUXEMBOURG              Banque Generale du Luxembourg S.A.                J.P. Morgan AG
                        50 Avenue J.F. Kennedy                            Frankfurt
                        L-2951
                        LUXEMBOURG

MALAYSIA                HSBC Bank Malaysia Berhad                         J.P. Morgan Chase Bank Berhad
                        2 Leboh Ampang                                    Kuala Lumpur
                        50100 Kuala Lumpur
                        MALAYSIA

MAURITIUS               The Hongkong and Shanghai Banking                 The Hongkong and Shanghai Banking
                        Corporation Limited                               Corporation Limited
                        5/F Les Cascades Building                         Port Louis
                        Edith Cavell Street
                        Port Louis
                        MAURITIUS

MEXICO                  Banco J.P. Morgan, S.A.                           Banco J.P. Morgan, S.A.
                        Torre Optima                                      Mexico, D.F
                        Paseo de las Palmas #405 Piso 15
                        Lomas de Chapultepec
                        11000 Mexico, D.F.
                        MEXICO

                        Banco Nacional de Mexico, S.A.                    Banco Nacional de Mexico, S.A.
                        Paseo de la Reforma 390                           Mexico, D.F
                        06695 Mexico, D.F.
                        MEXICO

MOROCCO                 Banque Commerciale du Maroc S.A.                  Banque Commerciale du Maroc S.A.
                        2 Boulevard Moulay Youssef                        Casablanca
                        Casablanca 20000
                        MOROCCO

NAMIBIA                 Standard Bank Namibia Limited                     Standard Corporate & Merchant Bank
                        Mutual Platz                                      Johannesburg
                        Cnr. Stroebel and Post Streets
                        P.O. Box 3327
                        Windhoek
                        NAMIBIA

NETHERLANDS             ABN AMRO Bank N.V.                                J.P. Morgan AG
                        Kemelstede 2                                      Frankfurt
                        P.O. Box 3200
                        4800 De Breda
                        NETHERLANDS

                        Fortis Bank (Nederland) N.V.                      J.P. Morgan AG
                        55 Rokin                                          Frankfurt
                        P.O. Box 243
                        1000 AE Amsterdam
                        NETHERLANDS

NEW ZEALAND             National Nominees Limited                         National Bank of New Zealand
                        Level 2 BNZ Tower                                 Wellington
                        125 Queen Street
                        Auckland
                        NEW ZEALAND

*NIGERIA*               Stanbic Merchant Bank Nigeria Limited             Standard Bank of South Africa
                        188 Awolowo Road                                  Johannesburg
                        P.O. Box 54746
                        Falomo, Ikoyi
                        Lagos
                        NIGERIA

                 *RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER
                                      FOR FURTHER INFORMATION.*

NORWAY                  Den norske Bank ASA                               Den norske Bank ASA
                        Stranden 21                                       Oslo
                        PO Box 1171 Sentrum
                        N-0107 Oslo
                        NORWAY

OMAN                    HSBC Bank Middle East                             Oman Arab Bank
                        Bait Al Falaj Main Office                         Muscat
                        Ruwi, Muscat PC 112
                        OMAN

PAKISTAN                Citibank, N.A.                                    Citibank, N.A.
                        AWT Plaza                                         Karachi
                        I.I. Chundrigar Road
                        Karachi 74200
                        PAKISTAN

                        Deutsche Bank AG                                  Deutsche Bank AG
                        Unitowers                                         Karachi
                        I.I. Chundrigar Road
                        Karachi 74200
                        PAKISTAN

                        Standard Chartered Bank                           Standard Chartered Bank
                        Box 4896                                          Karachi
                        Ismail Ibrahim Chundrigar Road
                        Karachi 74200
                        PAKISTAN

PERU                    Citibank, N.A.                                    Banco de Credito del Peru
                        Camino Real 457                                   Lima
                        Torre Real - 5th Floor
                        San Isidro, Lima 27
                        PERU

PHILIPPINES             The Hongkong and Shanghai Banking                 The Hongkong and Shanghai Banking
                        Corporation Limited                               Corporation Limited
                        30/F Discovery Suites                             Manila
                        25 ADB Avenue
                        Ortigas Center
                        Pasig City, Manila
                        PHILIPPINES

POLAND                  Bank Handlowy w. Warszawie S.A.                   Bank Rozwoju Eksportu S.A.
                        ul. Senatorska 16                                 Warsaw
                        00-082 Warsaw
                        POLAND

                        Bank Polska Kasa Opieki S.A.                      Bank Rozwoju Eksportu S.A.
                        11 Lucka street                                   Warsaw
                        00-950 Warsaw
                        POLAND

PORTUGAL                Banco Espirito Santo, S.A.                        J.P. Morgan AG
                        7th floor                                         Frankfurt
                        Rua Castilho, 26
                        1250-069 Lisbon
                        PORTUGAL

ROMANIA                 ING Bank N.V.                                     ING Bank N.V.
                        13-15 Kiseleff Blvd                               Bucharest
                        Bucharest 1
                        ROMANIA

*RUSSIA*                J.P. Morgan Bank International                    JPMorgan Chase Bank
                        (Limited Liability Company)                       New York
                        Building 2/1, 8th floor                           A/C JPMorgan Chase Bank
                        Paveletskaya Square                               London (USD NOSTRO Account)
                        113054 Moscow
                        RUSSIA

                        Credit Suisse First Boston AO                     JPMorgan Chase Bank
                        Nikitsky Pereulok, 5                              New York
                        103009 Moscow                                     A/C JPMorgan Chase Bank
                        RUSSIA                                            London (USD NOSTRO Account)

                 *RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER
                                      FOR FURTHER INFORMATION.*

SINGAPORE               Standard Chartered Bank                           Oversea-Chinese Banking Corporation
                        3/F, 6 Battery Road                               Singapore
                        049909
                        SINGAPORE

SLOVAK REPUBLIC         Ceskoslovenska obchodni banka, a.s.               Ceskoslovenska obchodni banka, a.s.
                        pobocka zahranicnej banky v SR                    Bratislava
                        Michalska 18
                        81563 Bratislava
                        SLOVAK REPUBLIC

SLOVENIA                Bank Austria Creditanstalt d.d. Ljubljana         Bank Austria Creditanstalt d.d. Ljubljana
                        Wolfova 1                                         Ljubljana
                        SI-1000 Ljubljana
                        SLOVENIA

SOUTH AFRICA            The Standard Bank of South Africa Limited         Standard Corporate & Merchant Bank
                        Standard Bank Centre                              Johannesburg
                        1st Floor
                        5 Simmonds Street
                        Johannesburg 2001
                        SOUTH AFRICA

SOUTH KOREA             The Hongkong and Shanghai Banking                 The Hongkong and Shanghai Banking
                        Corporation Limited                               Corporation Limited
                        5/F HSBC Building                                 Seoul
                        #25, Bongrae-dong 1-ga
                        Seoul
                        SOUTH KOREA

                        Standard Chartered Bank                           Standard Chartered Bank
                        22/F, Seoul Finance Centre Building               Seoul
                        63, Mukyo-dong, Chung-Ku
                        Seoul
                        SOUTH KOREA

SPAIN                   J.P. Morgan Bank, S.A.                            J.P. Morgan AG
                        Paseo de la Castellana, 51                        Frankfurt
                        28046 Madrid
                        SPAIN

SRI LANKA               The Hongkong and Shanghai Banking                 The Hongkong and Shanghai Banking
                        Corporation Limited                               Corporation Limited
                        24 Sir Baron Jayatillaka Mawatha                  Colombo
                        Colombo 1
                        SRI LANKA

SWEDEN                  Skandinaviska Enskilda Banken                     Svenska Handelsbanken
                        Sergels Torg 2                                    Stockholm
                        SE-106 40 Stockholm
                        SWEDEN

SWITZERLAND             UBS AG                                            UBS AG
                        45 Bahnhofstrasse                                 Zurich
                        8021 Zurich
                        SWITZERLAND

TAIWAN                  JPMorgan Chase Bank                               JPMorgan Chase Bank
                        14th Floor                                        Taipei
                        2, Tun Hwa S. Road Sec. 1
                        Taipei
                        TAIWAN

                        The Hongkong and Shanghai Banking                 The Hongkong and Shanghai Banking
                        Corporation Limited                               Corporation Limited
                        International Trade Building                      Taipei
                        16th Floor, Taipei World Trade Center
                        333 Keelung Road, Section 1
                        Taipei 110
                        TAIWAN

THAILAND                Standard Chartered Bank                           Standard Chartered Bank
                        14th Floor, Zone B                                Bangkok
                        Sathorn Nakorn Tower
                        100 North Sathorn Road
                        Bangrak, Bangkok 10500
                        THAILAND

TUNISIA                 Banque Internationale Arabe de Tunisie,           Banque Internationale Arabe de Tunisie, S.A.
                        S.A.                                              Tunis
                        70-72 Avenue Habib Bourguiba
                        P.O. Box 520
                        1080 Tunis Cedex
                        TUNISIA

TURKEY                  JPMorgan Chase Bank                               JPMorgan Chase Bank
                        Emirhan Cad. No: 145                              Istanbul
                        Atakule, A Blok Kat: 11
                        80700-Dikilitas/Besiktas
                        Istanbul
                        TURKEY

*UKRAINE*               ING Bank Ukraine                                  ING Bank Ukraine
                        28 Kominterna Street                              Kiev
                        5th Floor
                        Kiev, 252032
                        UKRAINE

                 *RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER
                                      FOR FURTHER INFORMATION.*

U.A.E.                  HSBC Bank Middle East                             The National Bank of Abu Dhabi
                        P.O. Box 66                                       Abu Dhabi
                        Dubai
                        UNITED ARAB EMIRATES

U.K.                    JPMorgan Chase Bank                               National Westminster Bank
                        Crosby Court                                      London
                        Ground Floor
                        38 Bishopsgate
                        London EC2N 4AJ
                        UNITED KINGDOM

URUGUAY                 BankBoston, N.A.                                  BankBoston, N.A.
                        Zabala 1463                                       Montevideo
                        Montevideo
                        URUGUAY

VENEZUELA               Citibank, N.A.                                    Citibank, N.A.
                        Carmelitas a Altagracia                           Caracas
                        Edificio Citibank
                        Caracas 1010
                        VENEZUELA

VIETNAM                 The Hongkong and Shanghai Banking                 The Hongkong and Shanghai Banking
                        Corporation Limited                               Corporation Limited
                        75 Pham Hong Thai, District 1                     Ho Chi Minh City
                        Ho Chi Minh City
                        VIETNAM

ZAMBIA                  Barclays Bank of Zambia Limited                   Barclays Bank of Zambia Ltd
                        Kafue House, Cairo Road                           Lusaka
                        Lusaka
                        ZAMBIA

ZIMBABWE                Barclays Bank of Zimbabwe Limited                 Barclays Bank of Zimbabwe Ltd
                        2nd Floor, 3 Anchor House                         Harare
                        Jason Mayo Avenue
                        Harare
                        ZIMBABWE

                                   SCHEDULE B
                       INFORMATION REGARDING COUNTRY RISK

1. To aid a Fund in its evaluations regarding country risk, PFPC shall furnish annually and upon the initial placing of Foreign Assets into a country by the Fund the following information:

     A.  Opinions of local counsel concerning:

         i. Whether applicable foreign law would restrict the access afforded the Fund's independent public accountants to books and records kept by an Eligible Foreign Custodian located in that country.

         ii. Whether applicable foreign law would restrict the Fund's ability to recover its assets in the event of the bankruptcy of an Eligible Foreign Custodian located in that country.

         iii. Whether applicable foreign law would restrict the Fund's ability to recover assets that are lost while under the control of an Eligible Foreign Custodian located in the country.

     B.  Written information concerning:

         i. The likelihood of expropriation, nationalization, freezes, or confiscation of the Fund's assets.

         ii. Whether difficulties in converting the Fund's cash and cash equivalents to U.S. dollars are reasonably foreseeable.

     C. A market report with respect to the following topics: (i) securities regulatory environment, (ii) foreign ownership restrictions, (iii) foreign exchange, (iv) securities settlement and registration, (v) taxation and (vi) securities depositories.

2. PFPC shall furnish the following additional information on an as needed basis:

     Market flashes, including with respect to changes in the information in market reports.

                                   SCHEDULE C
                         FOREIGN SECURITIES DEPOSITORIES

-------------------------------------------------------------------------------------------------------------------------------
    COUNTRY                             DEPOSITORY                                              INSTRUMENTS
-------------------------------------------------------------------------------------------------------------------------------
ARGENTINA            CVSA                                                  Equity, Corporate Debt, Government Debt
                     (Caja de Valores S.A.)
-------------------------------------------------------------------------------------------------------------------------------
ARGENTINA            CRYL                                                  Government Debt
                     (Central de Registration y Liquidacion de
                     Instrumentos de Endeudamiento Publico)
-------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA            AUSTRACLEAR LIMITED                                   Corporate Debt, Money Market, Semi-Government
                                                                           Debt
-------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA            CHESS                                                 Equity
                     (Clearing House Electronic Sub-register System)
-------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA            RITS                                                  Government Debt
                     (Reserve Bank of Australia/Reserve Bank
                     Information and Transfer System)
-------------------------------------------------------------------------------------------------------------------------------
AUSTRIA              OeKB                                                  Equity, Corporate Debt, Government Debt
                     (OESTERREICHISCHE KONTROLLBANK AG)
-------------------------------------------------------------------------------------------------------------------------------
BELGIUM              CIK                                                   Equity, Corporate Debt
                     (Caisse Interprofessionnelle de Depots et de
                     Virements de Titres S.A.)
-------------------------------------------------------------------------------------------------------------------------------
BELGIUM              NBB                                                   Corporate Debt, Government Debt
                     (National Bank of Belgium)
-------------------------------------------------------------------------------------------------------------------------------
BRAZIL               CBLC                                                  Equity
                     (Companhia Brasileira de Liquidacao e Custodia)
-------------------------------------------------------------------------------------------------------------------------------
BRAZIL               CETIP                                                 Corporate Debt
                     (Central de Custodia e Liquidacao Financiera
                     de Titulos Privados)
-------------------------------------------------------------------------------------------------------------------------------
BRAZIL               SELIC                                                 Government Debt
                     (Sistema Especial de Liquidacao e Custodia)
-------------------------------------------------------------------------------------------------------------------------------
BULGARIA             BNB                                                   Government Debt
                     (Bulgaria National Bank)
-------------------------------------------------------------------------------------------------------------------------------
BULGARIA             CDAD                                                  Equity, Corporate Debt
                     (Central Depository A.D.)
-------------------------------------------------------------------------------------------------------------------------------
CANADA               CDS                                                   Equity, Corporate, Government Debt
                     (The Canadian Depository for Securities
                     Limited)
-------------------------------------------------------------------------------------------------------------------------------
CHILE                DCV                                                   Equity, Corporate Debt, Government Debt
                     (Deposito Central de Valores S.A.)
-------------------------------------------------------------------------------------------------------------------------------
CHINA, SHANGHAI      CSDCC, SHANGHAI BRANCH                                Equity
                     (China Securities Depository and Clearing
                     Corporation Limited, Shanghai Branch)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
    COUNTRY                             DEPOSITORY                                              INSTRUMENTS
-------------------------------------------------------------------------------------------------------------------------------
CHINA, SHENZHEN      CSDCC, SHENZHEN BRANCH                                Equity
                     (China Securities Depository and Clearing
                     Corporation Limited, Shenzhen Branch)
-------------------------------------------------------------------------------------------------------------------------------
COLOMBIA             DCV                                                   Government Debt
                     (Deposito Central de Valores)
-------------------------------------------------------------------------------------------------------------------------------
COLOMBIA             DECEVAL                                               Equity, Corporate Debt, Government Debt
                     (Deposito Centralizado de Valores de Colombia
                     S.A.)
-------------------------------------------------------------------------------------------------------------------------------
CROATIA              SDA                                                   Equity, Government Debt
                     (Central Depository Agency Inc. - Stredisnja
                     depozitarna agencija d.d.)
-------------------------------------------------------------------------------------------------------------------------------
CROATIA              MINISTRY OF FINANCE OF THE REPUBLIC OF CROATIA        Short-term debt issued by the Ministry of Finance.
-------------------------------------------------------------------------------------------------------------------------------
CROATIA              CNB                                                   Short-term debt issued by the National Bank of
                     (Croatian National Bank)                              Croatia.
-------------------------------------------------------------------------------------------------------------------------------
CZECH REPUBLIC       SCP                                                   Equity, Corporate Debt, Government Debt
                     (Stredisko cennych papiru)
-------------------------------------------------------------------------------------------------------------------------------
CZECH REPUBLIC       CNB                                                   Government Debt
                     (Czech National Bank)
-------------------------------------------------------------------------------------------------------------------------------
DENMARK              VP                                                    Equity, Corporate Debt, Government Debt
                     (Vaerdipapircentralen A/S)
-------------------------------------------------------------------------------------------------------------------------------
EGYPT                MCSD                                                  Equity, Corporate Debt
                     (Misr for Clearing, Settlement and Depository,
                      S.A.E.)
-------------------------------------------------------------------------------------------------------------------------------
ESTONIA              ECDS                                                  Equity, Corporate Debt, Government Debt
                     (Estonian Central Depository for Securities
                     Limited - Eesti Vaatpaberite Keskdepositoorium)
-------------------------------------------------------------------------------------------------------------------------------
EUROMARKET           DCC                                                   Euro-CDs
                     (The Depository and Clearing Centre)
-------------------------------------------------------------------------------------------------------------------------------
EUROMARKET           CLEARSTREAM                                           Euro-Debt
                     (Clearstream Banking, S.A.)
-------------------------------------------------------------------------------------------------------------------------------
EUROMARKET           EUROCLEAR                                             Euro-Debt
-------------------------------------------------------------------------------------------------------------------------------
FINLAND              APK                                                   Equity, Corporate Debt, Government Debt
                     (Finnish Central Securities Depository Limited)
-------------------------------------------------------------------------------------------------------------------------------
FRANCE               EUROCLEAR FRANCE                                      Equity, Corporate Debt, Government Debt
-------------------------------------------------------------------------------------------------------------------------------
GERMANY              CBF                                                   Equity, Corporate Debt, Government Debt
                     (CLEARSTREAM BANKING AG)
-------------------------------------------------------------------------------------------------------------------------------
GREECE               CSD                                                   Equity, Corporate Debt
                     (Central Securities Depository S.A.)
-------------------------------------------------------------------------------------------------------------------------------
GREECE               BoG                                                   Government Debt
                     (BANK OF GREECE)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
    COUNTRY                             DEPOSITORY                                              INSTRUMENTS
-------------------------------------------------------------------------------------------------------------------------------
HONG KONG            HKSCC                                                 Equity
                     (Hong Kong Securities Clearing Company Limited)
-------------------------------------------------------------------------------------------------------------------------------
HONG KONG            CMU                                                   Corporate Debt, Government Debt
                     (Central Moneymarkets Unit)
-------------------------------------------------------------------------------------------------------------------------------
HUNGARY              KELER                                                 Equity, Corporate Debt, Government Debt
                     (Central Depository and Clearing House -
                     Kosponti Elszamolohaz es Ertektar (Budapest)
                     Rt.)
-------------------------------------------------------------------------------------------------------------------------------
INDIA                NSDL                                                  Equity, Corporate Debt, Government Debt
                     (National Securities Depository Limited)
-------------------------------------------------------------------------------------------------------------------------------
INDIA                CDSL                                                  Equity
                     (Central Depository Services (India) Limited)
-------------------------------------------------------------------------------------------------------------------------------
INDIA                RBI                                                   Government Debt
                     (Reserve Bank of India)
-------------------------------------------------------------------------------------------------------------------------------
INDONESIA            KSEI                                                  Equity, Corporate Debt
                     (PT Kustodian Sentral Efek Indonesia)
-------------------------------------------------------------------------------------------------------------------------------
IRELAND              CREST                                                 Equity, Corporate Debt
                     (CRESTCo Limited)
-------------------------------------------------------------------------------------------------------------------------------
ISRAEL               TECH                                                  Equity, Corporate Debt, Government Debt
                     (Tel Aviv Stock Exchange Clearing House
                     Limited)
-------------------------------------------------------------------------------------------------------------------------------
ITALY                MONTE TITOLI S.p.A.                                   Equity, Corporate Debt, Government Debt
-------------------------------------------------------------------------------------------------------------------------------
ITALY                BANCA D'ITALIA                                        Government Debt
-------------------------------------------------------------------------------------------------------------------------------
IVORY COAST          DC/BR                                                 Equity
                     (Le Depositaire Central / Banque de Reglement)
-------------------------------------------------------------------------------------------------------------------------------
JAPAN                JASDEC                                                Equity, Convertible Debt
                     (Japan Securities Depository Center)
-------------------------------------------------------------------------------------------------------------------------------
JAPAN                BoJ                                                   Registered Government Debt
                     (Bank of Japan)
-------------------------------------------------------------------------------------------------------------------------------
KAZAHKSTAN           CSD                                                   Equity
                     (CENTRAL SECURITIES DEPOSITORY CJSC)

-------------------------------------------------------------------------------------------------------------------------------
KENYA                CBCD                                                  Government Debt
                     (Central Bank Central Depository)
-------------------------------------------------------------------------------------------------------------------------------
LATVIA               LCD                                                   Equity, Corporate Debt, Government Debt
                     (Latvian Central Depository)
-------------------------------------------------------------------------------------------------------------------------------
LEBANON              MIDCLEAR S.A.L.                                       Equity
                     (Custodian and Clearing Center of Financial
                     Instruments for Lebanon and the Middle East
                     S.A.L.)
-------------------------------------------------------------------------------------------------------------------------------
LITHUANIA            CSDL                                                  Equity, Corporate Debt, Government Debt
                     (Central Securities Depository of Lithuania)
-------------------------------------------------------------------------------------------------------------------------------
LUXEMBOURG           CLEARSTREAM                                           Equity
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
    COUNTRY                             DEPOSITORY                                              INSTRUMENTS
-------------------------------------------------------------------------------------------------------------------------------
                    (Clearstream Banking S.A.)
-------------------------------------------------------------------------------------------------------------------------------
MALAYSIA            MCD                                                    Equity, Corporate Debt, Government Debt
                    (Malaysian Central Depository Sdn. Bhd.)
-------------------------------------------------------------------------------------------------------------------------------
MAURITIUS           CDS                                                    Equity, Corporate Debt
                    (Central Depository and Settlement Company
                    Limited)
-------------------------------------------------------------------------------------------------------------------------------
MEXICO              INDEVAL                                                Equity, Corporate Debt, Government Debt
                    (S.D. INDEVAL S.A. de C.V.)
-------------------------------------------------------------------------------------------------------------------------------
MOROCCO             MAROCLEAR                                              Equity, Corporate Debt, Government Debt
-------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS         NECIGEF                                                Equity, Corporate Debt, Government Debt
                    (Nederlands Centraal Insituut voor Giraal
                    Effectenverkeer B.V.)
-------------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND         NZCSD                                                  Equity, Corporate Debt, Government Debt
                    (New Zealand Central Securities Depository)
-------------------------------------------------------------------------------------------------------------------------------
NIGERIA             CSCS                                                   Equity, Corporate Debt, Government Debt
                    (Central Securities Clearing System Limited)
-------------------------------------------------------------------------------------------------------------------------------
NORWAY              VPS                                                    Equity, Corporate Debt, Government Debt
                    (Verdipapirsentralen)
-------------------------------------------------------------------------------------------------------------------------------
OMAN                MDSRC                                                  Equity, Corporate Debt
                    (The Muscat Depository and Securities
                    Registration Company, S.A.O.C.)
-------------------------------------------------------------------------------------------------------------------------------
PAKISTAN            CDC                                                    Equity, Corporate Debt
                    (Central Depository Company of Pakistan
                    Limited)
-------------------------------------------------------------------------------------------------------------------------------
PAKISTAN            SBP                                                    Government Debt
                    (State Bank of Pakistan)
-------------------------------------------------------------------------------------------------------------------------------
PERU                CAVALI                                                 Equity, Corporate Debt, Government Debt
                    (CAVALI ICLV S.A.)
-------------------------------------------------------------------------------------------------------------------------------
PHILIPPINES         PCD                                                    Equity
                    (Philippine Central Depository Inc.)
-------------------------------------------------------------------------------------------------------------------------------
PHILIPPINES         ROSS                                                   Government Debt
                    (Bangko Sentral ng Pilipinas / Register of
                    Scripless Securities)
-------------------------------------------------------------------------------------------------------------------------------
POLAND              NDS                                                    Equity, Long-Term Government Debt
                    (National Depository for Securities S.A.)
-------------------------------------------------------------------------------------------------------------------------------
POLAND              CRT                                                    Short-Term Government Debt
                    (Central Registry of Treasury-Bills)
-------------------------------------------------------------------------------------------------------------------------------
PORTUGAL            INTERBOLSA                                             Equity, Corporate Debt, Government Debt
                    (Sociedade Gestora de Sistemas de Liquidacao e de
                    Sistemas Centralizados de Valores Mobiliarios, S.A.
-------------------------------------------------------------------------------------------------------------------------------
ROMANIA             SNCDD                                                  Equity
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
    COUNTRY                             DEPOSITORY                                              INSTRUMENTS
-------------------------------------------------------------------------------------------------------------------------------
                     (National Company for Clearing, Settlement and
                     Depository for Securities)
-------------------------------------------------------------------------------------------------------------------------------
ROMANIA              BSE                                                   Equity
                     (Bucharest Stock Exchange Registry)
-------------------------------------------------------------------------------------------------------------------------------
RUSSIA               VTB                                                   Equity, Corporate Debt, Government Debt (Ministry of
                     (Vneshtorgbank)                                       Finance Bonds)
----------------------------------------------------------------------------------------------------------------------------
RUSSIA               NDC                                                   Equity, Corporate Debt, Government Debt (Ministry of
                     National Depository Centre)                           Finance Bonds)
----------------------------------------------------------------------------------------------------------------------------
SINGAPORE            CDP                                                   Equity, Corporate Debt
                     (The Central Depository (Pte) Limited)
----------------------------------------------------------------------------------------------------------------------------
SINGAPORE            SGS                                                   Government Debt
                     (Monetary Authority of Singapore / Singapore
                     Government Securities Book-Entry System)
----------------------------------------------------------------------------------------------------------------------------
SLOVAK REPUBLIC      SCP                                                   Equity, Corporate Debt, Government Debt
                     (Stredisko cennych papierov SR Bratislava,
                     a.s.)
----------------------------------------------------------------------------------------------------------------------------
SLOVAK REPUBLIC      NBS                                                   Government Debt
                     (National Bank of Slovakia)
----------------------------------------------------------------------------------------------------------------------------
SLOVENIA             KDD                                                   Equity, Corporate Debt, Government Debt
                     (Centralna klirinsko depotna druzba d.d.)
----------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA         CDL                                                   Corporate Debt, Government Debt
                     (CENTRAL DEPOSITORY (PTY) LIMITED)
----------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA         STRATE                                                Equity
                     (Share Transactions Totally Electronic)
----------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA          KSD                                                   Equity, Corporate Debt, Government Debt
                     (Korea Securities Depository)
----------------------------------------------------------------------------------------------------------------------------
SPAIN                SCLV                                                  Equity, Corporate Debt
                     (Servicio de Compensacion y Liquidacion de Valores,
                     S.A.)
----------------------------------------------------------------------------------------------------------------------------
SPAIN                BANK OF SPAIN                                         Government Debt
----------------------------------------------------------------------------------------------------------------------------
SRI LANKA            CDS                                                   Equity, Corporate Debt
                     (Central Depository System (Private) Limited)
----------------------------------------------------------------------------------------------------------------------------
SWEDEN               VPC                                                   Equity, Corporate Debt, Government Debt
                     (Vardepapperscentralen AB)
----------------------------------------------------------------------------------------------------------------------------
SWITZERLAND          SIS                                                   Equity, Corporate Debt, Government Debt
                     (SIS SegaInterSettle AG)
----------------------------------------------------------------------------------------------------------------------------
TAIWAN               TSCD                                                  Equity, Government Debt
                     (Taiwan Securities Central Depository Co.,
                     Ltd.)
----------------------------------------------------------------------------------------------------------------------------
THAILAND             TSD                                                   Equity, Corporate Debt, Government Debt
                     (Thailand Securities Depository Company
                     Limited)
----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
    COUNTRY                             DEPOSITORY                                              INSTRUMENTS
-------------------------------------------------------------------------------------------------------------------------------
 TUNISIA             STICODEVAM                                            Equity, Corporate Debt, Government Debt
                     (Societe Tunisienne Interprofessionnelle pour
                     la Compensation et le Depot des Valeurs
                     Mobilieres)
-------------------------------------------------------------------------------------------------------------------------------
 TURKEY              TAKASBANK                                             Equity, Corporate Debt, Government Debt
                     (IMKB Takas ve Saklama Bankasi A.S.)
-------------------------------------------------------------------------------------------------------------------------------
 UNITED KINGDOM      CREST                                                 Equity, Corporate Debt, Government Debt
                     (CRESTCo Limited)
-------------------------------------------------------------------------------------------------------------------------------
 UNITED KINGDOM      CMO                                                   Sterling & Euro CDs, Commercial Paper
                     (Central Moneymarkets Office)
-------------------------------------------------------------------------------------------------------------------------------
 URUGUAY             BCU                                                   Corporate Debt, Government Debt
                     (Banco Central del Uruguay)
-------------------------------------------------------------------------------------------------------------------------------
 VENEZUELA           BCV                                                   Government Debt
                     (Banco Central de Venezuela)
-------------------------------------------------------------------------------------------------------------------------------
 ZAMBIA              CSD                                                   Equity, Government Debt
                     (LuSE Central Shares Depository Limited)
-------------------------------------------------------------------------------------------------------------------------------
 ZAMBIA              BOZ                                                   Government Debt
                     (Bank of Zambia)
-------------------------------------------------------------------------------------------------------------------------------